Investor Presentation July 2018* Fiscal Year 2018 FULL YEAR AND fourth Quarter The following presentation contains financial and other information set forth in the Company’s presentation dated June 6, 2018, and previously filed with the SEC on June 6, 2018. Such information speaks only as of June 6, 2018 and is not being updated, revised or supplemented by virtue of the use of or disclosure of this presentation.  The Company undertakes no duty to update, revise or supplement any of the financial or other information presented in the presentation. Exhibit 99.1 disclaimer Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted Earnings Per Share, or Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income or diluted EPS, as measures of operating results, each as defined under GAAP and (iii) use Free Cash Flow in addition to, and not as an alternative to, net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Factsheet includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.

UNIQUE MARKET POSITION Investment thesis 50% ADEPS Growth (+~2% Dividend Yield) OPTION VALUE STRONG FINANCIAL RETURNS = + ~$2 3-year goals: ADEPS ADEPS 6–9% 10–30 bps ~$1.4B Annual Revenue Growth Margin Expansion Capital Deployment, Incl Dividends ~$3 FY18 FY21

A leader with a proud history Company Overview We are a global firm of approximately 24,600 diverse, passionate, and exceptional people driven to excel, do right, and realize positive change in everything we do. We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber and with industries ranging from defense to health, energy, and international development. Over 100 years in business HQ in McLean, VA 97% of FY18 revenue was derived from government agencies, including the Department of Defense, Department of Homeland Security, and U.S. Armed Forces Key client relationships at a high level of the U.S. Government 4,997 contracts and task orders; 91% of our FY18 revenue was derived from engagements on which we acted as the prime contractor Unique organization and culture Built on collaboration One P&L and single bonus pool for partners, vice presidents, principals, and senior associates Equity incentives broadly distributed to leadership to ensure long-term success and alignment with shareholders Approximately 69%(1) of staff with security clearances 24,600 NUMBER OF EMPLOYEES As of March 31, 2018 Data as of 3/31/18

Company history 1914 1940 1949 1987 1992 1996 2001 2008 2010 2012 2013 2014 2015 2016 Founded by Edwin Booz in Chicago Received NASA space station contract (first contract over $100M) Supported GSA in overhauling its telecommunications network (largest contract to date at that time at $620M) Spin-off of commercial consulting business; Carlyle becomes majority shareholder Acquired Defense Systems Engineering & Support Support DoD GTMP to strengthen national security interests and protect U.S. Armed Forces (largest contract to date at $937M) Acquired digital service business Aquilent Hired to help U.S. Navy prepare for WWII Began serving the U.S. Army Advisor to Chrysler ensuring a successful recovery with support of government lending Engaged as key contractor supporting the creation of DHS Initial Public Offering Launched the Vision 2020 Strategy Opened Innovation Center in Washington, DC Carlyle completes ownership exit Engaged by NFL to assist with the merger of the AFL and NFL 1966 2017

Service offerings Digital Solutions Engineering Analytics Directed Energy Machine Intelligence Engineering delivers engineering services and solutions to define, develop, implement, sustain, and modernize complex physical systems. Cyber focuses on active prevention, detection, and cost effectiveness for cybersecurity needs. Analytics focuses on delivering transformational solutions in the areas of decision analytics automation, and data science, as well as new or emerging areas. Directed Energy technologies use high-energy lasers or high-powered microwaves to efficiently disrupt or damage targets with non-kinetic, speed-of-light engagement. Machine Intelligence applies and scales the use of machine learning and artificial intelligence to transform how clients perform their missions and run their organizations where people and increasingly intelligent machines collaborate to solve problems. Consulting Consulting focuses on the talent and expertise needed to solve client problems and develop mission-oriented solutions. Digital Solutions combines the power of modern systems development techniques and cloud platforms with machine learning to transform customer and mission experiences. Cyber Service Offerings Innovation areas

Growth strategy Key Elements Moving closer to the center of our clients’ core mission Increasing the technical content of our work Attracting and retaining superior talent in diverse areas of expertise Leveraging innovation to deliver complex, differentiated, end-to-end solutions Creating a broad network of external partners and alliances Expanding into commercial and international markets vision 2020 strategy is in its Sixth year of implementation

Successful results from Vision 2020 ACCELERATING ADJUSTED EBITDA, ADEPS GROWTH ORGANIC REVENUE GROWTH CONSISTENTLY ABOVE MARKET (1), (2), (3) Gov Services Industry comprised include Leidos, SAIC, ManTech, CACI, Engility, and CSRA Organic growth encompasses any disclosed commentary (through SEC filing, presentation, or transcript) around organic growth performance Source: Company presentations, SEC filings, and earnings transcripts

Key areas of differentiation We attribute our business and financial success to five key features Our culture Our purpose, as a firm, is to empower people to change the world, and we are committed to our employees Our strategy Successful execution of Vision 2020 reflects our ability to reinvent ourselves Our channels Our mature, large-scale channels enable us to shape future growth Our ability to integrate We merge our consulting expertise with advanced technical capabilities and mission knowledge to create integrated capabilities Our agility We anticipate the needs of the market and quickly move capabilities and talent to respond to client demands

History of growing faster than market Source: Federal Procurement Data Systems (FPDS) FY09 and FY10 discretionary government budget growth rates impacted by the American Reinvestment and Recovery Act (ARRA) Based on government fiscal year; assumes government fiscal year 2017 aligns to Booz Allen fiscal year 2018 Addressable market defined as spending directed towards private contractors for management, technology, and engineering services Cumulative growth rates over time show significant market share gains (1) 20 Year CAGR = 12% (4) (2) (2) (3)

High-quality and diversified contract portfolio Our Diversified revenue base minimizes volatility Delivered on 4,997 U.S. government contracts and task orders (1) Largest definite contract accounted for 2.2% of revenue 75% of revenue was derived from over 3,900 active task orders under indefinite delivery, indefinite quantity (IDIQ) contract vehicles Largest task order under an IDIQ contract represented 2.7% revenue Largest IDIQ contract vehicle represented 6.2% of revenue Contract mix Win rate (1) High concentration as a prime contractor provides significant direct contact with our clients’ senior leaders, which in turn allows us to develop unique insights in understanding their needs and serving as their strategic partner Prime/Sub Contract information is based on FY18 results

Diversified client base Commercial: Financial Services, Health and Life Sciences, Energy, Transportation International: Middle East, North Africa Region, and Select Asian Markets GLOBAL / COMMERCIAL (3.2%) U.S. Intelligence Agencies: National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTEL (24.2%) Air Force Army Joint Combatant Commands Navy/Marine Corps DEFENSE (45.9%) FY17 Revenue by Market (1) FY18 We provide services to a broad customer base CIVIL (26.7%) Homeland Security Health & Human Services Veterans Affairs Treasury Justice Client listing includes significant clients based on revenue, but the lists are not all inclusive

LARGE AND GROWING ADDRESSABLE MARKET U.S. Office of Management and Budget. 2017 Budget U.S. Government Total Contracted Addressable Contracted + INTEL, COMMERCIAL & INTERNATIONAL U.S. GOVERNMENT 2018 DISCRETIONARY BUDGET (1) + INTEL CAGR 2017-23 +4.4% Historical = Projected = TOTAL CONTRACTOR-ADDRESSABLE SERVICES SPENDING (GFY17-GFY23) ($B) $394B $124B

strong backlog growth FY13 backlog excludes backlog gained in the BES acquisition. SOLID BACKLOG GROWTH PROVIDES STRONG REVENUE VISIBILITY ($B) Expecting Strong FY19 Bookings $25B QUALIFIED PIPELINE, +10% YOY (60% New Work) $8B in Proposals Submitted $17B in Opportunities in Pre-Proposal +15% +18% +26%

Long-term shareholder value We are creating value from accelerating growth through a virtuous cycle Results in high-quality work for clients and strong financial performance Doing work at the center of clients’ missions Allows us to identify and invest in high-demand capabilities Positions us to win additional work and attract the right talent

Track record of deploying capital to deliver shareholder value As of 5/31/2018; Assumes dividend reinvested Capital deployed since IPO: ~$2.9B ($B) Capital deployed and TSR Performance SINCE IPO TSR Since IPO : 499% (1) Quarterly Div.

Quarterly performance: Q4 FY18

FY18 highlights KEY PERFORMANCE INDICATORS Delivered record earnings—with our highest Adjusted EBITDA since the firm went public Exceeded $6 billion in revenue and $2.00 in earnings per share for the first time Maintained industry-leading organic revenue growth Significantly accelerated growth in Revenue, Excluding Billable Expenses Largest headcount growth in seven years Record year-end backlog, up 18% compared to the prior year Second highest full year book-to-bill ratio since the firm went public of 1.39x Made a small acquisition that bolsters our commercial cyber capabilities Returned $373 million to shareholders through dividends and share repurchases Industry consists of CACI International Inc., Engility Holdings Inc., Leidos Holdings Inc., ManTech International Corp., and Science Applications International Corp.

Key financial results FISCAL YEAR 2018 RESULTS Comparisons are to prior fiscal period Fourth Quarter (1) Fy18 (1) Revenue $1.6 billion 3.4% Increase $6.2 billion 6.3% Increase Revenue, Excluding Billable Expenses $1.2 billion 4.7% Increase $4.3 billion 6.3% Increase Net Income $84.9 million 28.1% Increase $305.1 million 20.8% Increase Adjusted Net Income $76.2 million 13.3% Increase $297.7 million 13.5% Increase Adjusted EBITDA $152.6 million 5.2% Increase $584.8 million 6.9% Increase Diluted EPS $0.58 31.8% Increase $2.05 22.8% Increase Adjusted Diluted EPS $0.52 15.6% Increase $2.01 14.9% Increase Total Backlog $16.0 billion 17.9% Increase

Income tax drivers Effective tax rate and drivers Previous Fiscal 2018 Effective Tax Rate Guidance 37% - 38% Puts and Takes: - Federal statutory tax rate (1) - ~3.5% - State and local income taxes, net of federal tax + ~0.5% - Tax credits and other discrete items - ~0.5% Revised Fiscal 2018 Annual Effective Tax Rate, as of Q3 FY2018 (3) 33% - 34% Additional Puts and Takes Realized in Q4 FY2018: - Tax credits and other discrete items (2) - ~0.6% Fiscal 2018 Annual Effective Tax Rate on an Adjusted Diluted EPS Basis (3) ~32.4% Fiscal 2019 Expected Effective Tax Rate (4) 25% - 27% NOTES: The 21% federal statutory tax rate predominately applies to the last three months of our fiscal 2018, resulting in a lower blended federal statutory rate of ~31.5%. Includes additional ~$4 million of income tax benefit realized during the fourth quarter of fiscal 2018 due to the new accounting standard adopted early this year for treatment of stock-based compensation. The fourth quarter of fiscal 2018 also benefited from additional tax credits, predominantly in research and development, of ~$4 million, and from the reduction of income tax expense realized from the Tax Cuts and Jobs Act (the “2017 Tax Act”). The fiscal 2018 tax rate guidance used and the Company’s fiscal 2018 tax rate reported for purposes of Adjusted Diluted Earnings Per Share excludes the non-cash impact of approximately $9.1 million ($0.06) due to the re-measurement of our deferred taxes, which was reported in the fourth quarter of our fiscal 2018. Fiscal 2019 rate will reflect the 14% decline in federal statutory tax rate, offset by ~2-4% rate impact on state and local taxes and other qualifying credits due to the 2017 Tax Act. The fiscal year 2019 tax rate excludes any benefits we may realize from the completion of a tax accounting method change under the 2017 Tax Act, which will be recognized in fiscal 2019 pending approval by the Internal Revenue Service. Q4 tax impacts on Adjusted Diluted EPS $0.03 benefit due to the reduction of income tax expense realized from the enactment of the 2017 Tax Act $0.03 benefit due to additional tax credits realized predominantly in research and development $0.02 excess tax benefit related to ASU 2016-09

Capital allocation DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY Exceeded Fiscal Year 2018 goal of returning 100% of FCF to investors Returned $373 million to shareholders in Fiscal Year 2018 (~130% of FCF) Paid $269.6 million to repurchase 7.6 million shares (1) Paid $103.4 million of quarterly dividends Ended the year with a strong cash balance of $287 million, representing a $70 million increase over the end of Fiscal Year 2017 Increased share repurchase authorization to approximately $495 million Board of Directors approved a $300 million increase in repurchase authorization Includes ~ 0.3M withhold-to-cover shares and ~ 0.2M shares that traded in FY2018, but did not settle until FY2019

Second Highest full-year BTB since our IPO Quarterly book to bill trend Fiscal year book to bill trend

UNIQUE MARKET POSITION Investment thesis 50% ADEPS Growth (+~2% Dividend Yield) OPTION VALUE STRONG FINANCIAL RETURNS = + ~$2 3-year goals: ADEPS ADEPS 6–9% 10–30 bps ~$1.4B Annual Revenue Growth Margin Expansion Capital Deployment, Incl Dividends ~$3 FY18 FY21

ADJUSTED EBITDA MARGIN OUTLOOK Goal of 10-30 bps adjusted EBITDA margin improvement over 3 years Margin levers Mix shift—commercial, international Fixed-price technology work Emerging businesses Operating scale Potential Limits on Margin expansion Growth in defense and intelligence work – typically higher proportion of cost-plus work Pursuit of larger, more complex bids - can include higher billable expense ratio Continued investment in growth and hiring ACCELERATING ADJUSTED EBITDA AND ABILITY TO DRIVE MARGINS WHEN NEEDED ($M) CAGR FY16-18 +7.5%

appendix

Non-GAAP financial information "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. "Adjusted Operating Income" represents operating income before: (i) adjustments related to the amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group (the “Carlyle Acquisition”), and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) adjustments related to the amortization of intangible assets resulting from the Carlyle Acquisition, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iv) release of income tax reserves, and (v) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Non-GAAP financial information a Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. b Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 13, 2016. c Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. d Reflects the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act. e Periods related to fiscal 2017 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. Beginning in the third quarter of fiscal 2018 with the 2017 Tax Act, adjustments are reflected using an assumed effective tax rate of 36.5%, which approximates a blended federal and state tax rate for fiscal 2018, and consistently excludes the impact of other tax credits and incentive benefits realized. f Excludes an adjustment of approximately $0.5 million and $1.9 million of net earnings for the three and twelve months ended March 31, 2018, respectively, and excludes an adjustment of approximately $0.6 million and $2.3 million of net earnings for the three and twelve months ended March 31, 2017, respectively, associated with the application of the two-class method for computing diluted earnings per share.

Shareholder and stock information Booz ALLEN Hamilton holding corporation’s class a common stock began trading on the new York stock exchange (NYSE) on Nov 17, 2010 Fiscal Year – Booz Allen Hamilton Holding Corporation’s fiscal year starts April 1 and ends March 31 Share Price Information – Booz Allen Hamilton Holding Corporation’s Class A common stock is listed on the NYSE under ticker symbol BAH. The weighted average number of diluted shares outstanding for the fiscal year ended March 31, 2018, was 147,750,022. Share price information can be found at investors.boozallen.com Company News – Information about Booz Allen Hamilton Holding Corporation and its principal operating subsidiary, Booz Allen Hamilton Inc., including archived news releases and SEC filings, is available from its website at www.boozallen.com. Booz Allen’s earnings conference calls and other significant investor events are posted when they occur State of Incorporation – Booz Allen Hamilton Holding Corporation is incorporated in Delaware Employee Stock Plan Equity Incentive Plans – Booz Allen believes that its executives should hold equity to align their interests to those of its stockholders, and, accordingly, long-term equity compensation is an important component of its compensation program Employee Stock Purchase Plan (ESPP) – Booz Allen currently has an employer-sponsored program that allows employees to make planned periodic purchases of shares of Booz Allen’s Class A common stock Annual Stockholder Meeting – Stockholders were invited to attend Booz Allen’s FY17 annual meeting on August 3, 2017 at the McLean headquarters.  At the annual meeting, stockholders voted upon the matters set forth in the notice of meeting: the election of certain directors; ratification of the appointment of E&Y as our independent registered public accounting firm for FY18; approval, in a non-binding advisory vote, of the Company’s executive compensation; and determination, in a non-binding advisory vote, of the frequency of future advisory votes on the Company’s executive compensation.  Holders of Class A common stock on the record date were entitled to vote at the annual meeting.

Shareholder and stock information Booz Allen has utilized distributions (recurring and special) as part of its capital deployment strategy Regular: The firm has issued regular dividends each quarter since FY12 and has increased the dividend periodically when deemed appropriate. A history of past dividend increases is below: Special: When deemed appropriate, the firm has also issued special dividends from time to time. The table below lists the details of declared special dividends since the IPO: The actual declaration of any such future dividends and the establishment of the per share amount, record dates, and payment dates for any such future dividends are subject to the discretion of the Board, which will take into consideration future earnings, cash flows, financial requirements, and other factors. Please visit investors.boozallen.com/dividends.cfm for more information regarding prior distributions Action Record Date Payable Date Amount Increase Dividend Amount Establish regular dividend 2/13/2012 2/29/2012 N/A $0.09 Increase 6/10/2013 6/28/2013 $0.01 $0.10 Increase 6/10/2014 6/30/2014 $0.01 $0.11 Increase 2/10/2015 2/27/2015 $0.02 $0.13 Increase 2/10/2016 2/29/2016 $0.02 $0.15 Increase 2/10/2017 2/28/2017 $0.02 $0.17 Increase 2/14/2018 2/28/2018 $0.02 $0.19 Record Date Payable Date Dividend Amount 6/11/2012 6/29/2012 $1.50 8/15/2012 8/31/2012 $6.50 11/11/2013 11/29/2013 $1.00 2/10/2014 2/28/2014 $1.00 8/11/2014 8/29/2014 $1.00

Shareholder and stock information Transfer Agent & Registrar Computershare www.computershare.com/investor/ P.O. Box 30170 College Station, TX 77842-3170 Phone: 866-390-3908 Computershare maintains records for registered stockholders and provides stockholder services at no charge, including: Independent Registered Public Accounting Firm – Ernst & Young LP – McLean, VA Leadership Team Board of Directors Change of name or address Consolidation of accounts Duplicate mailings Lost stock certificates Transfer of stock to another person Additional administrative services Horacio D. Rozanski – President and CEO Lloyd Howell – Executive Vice President, CFO and Treasurer Kristine Martin Anderson – Executive Vice President Karen Dahut – Executive Vice President Nancy Laben – Executive Vice President, Chief Legal Officer and Secretary Gary Labovich – Executive Vice President Christopher Ling – Executive Vice President Joseph Mahaffee – Executive Vice President, Chief Administrative Officer Angela Messer – Executive Vice President, Chief Transformation Officer Susan Penfield – Executive Vice President Elizabeth Thompson – Executive Vice President, Chief People Officer Dr. Ralph W. Shrader – Chairman, Independent Joan Lordi C. Amble – Independent Melody Barnes – Independent Peter Clare – Independent Ian Fujiyama – Independent Mark Gaumond – Independent Arthur E. Johnson – Independent Gretchen W. McClain – Independent Philip A. Odeen – Independent Charles O. Rossotti – Independent Horacio D. Rozanski – President and CEO

Shareholder and stock information Website: investors.boozallen.com Contact Information Investor Relations Nick Veasey Director of Investor Relations 703/377-2124 Veasey_Nicholas@bah.com Media James Fisher Principal, Media Relations 703/377-7595 Fisher_James_W@bah.com Corporate Governance Nancy Laben Executive Vice President, Chief Legal Officer and Secretary 703/377-9042 Laben_Nancy@bah.com

Financial and operational highlights a All interim periods reflect unaudited numbers while annual numbers are audited. b Basic and diluted weighted average shares outstanding and earnings per common share amounts are calculated using the two-class method. Condensed consolidated statement of operations (a)

Financial and operational highlights Unaudited non-GAAP financial information (a) a The use and definition of Non-GAAP financial measurements can be found in the Company's public filings. b Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. c Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 13, 2016. d Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. e Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group. f Reflects the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act (the "2017 Tax Act"). g Periods prior to the third quarter in fiscal 2018 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. Beginning in the third quarter of fiscal 2018 with the enactment of the Tax Cuts and Jobs Act, adjustments are reflected using an assumed effective tax rate of 36.5%, which approximates a blended federal and state tax rate for fiscal 2018, and consistently excludes the impact of other tax credits and incentive benefits realized. h Excludes adjustments to net earnings associated with the application of the two-class method for computing diluted earnings per share.

Financial and operational highlights Unaudited non-GAAP financial information (a) a The use and definition of Non-GAAP financial measurements can be found in the company's public filings. b Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. c Reflects the gain on sale of our state and local transportation business, net of the associated tax benefit of $1.6 million. d Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group. e Periods before Fiscal 2018 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. Beginning in the third quarter of fiscal 2018 with the enactment of the Tax Cuts and Jobs Act, adjustments are reflected using an assumed effective tax rate of 36.5%, which approximates a blended federal and state tax rate for fiscal 2018, and consistently excludes the impact of other tax credits and incentive benefits realized. f Reflects the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act. g Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share. h Fiscal 2012 reflects restructuring charges of approximately $15.7 million incurred during the three months ended March 31, 2012, net of approximately $4.5 million of revenue recognized on recoverable expenses, associated with the cost of a restructuring plan to reduce certain personnel and infrastructure costs. i Reflects stock-based compensation expense for options for Class A Common Stock and restricted shares, in each case, issued in connection with the acquisition of our Company by the Carlyle Group under the Officers' Rollover Stock Plan. Also reflects stock-based compensation expense for Equity Incentive Plan Class A Common Stock options issued in connection with the acquisition of our Company by the Carlyle Group under the Equity Incentive Plan.

Financial and operational highlights Additional operating data (a) a All interim periods reflect unaudited numbers while annual numbers are audited. b Calculated as the change in total backlog during the relevant fiscal period plus the relevant fiscal period revenue, all divided by the relevant fiscal period revenue.

Financial and operational highlights a All interim periods reflect unaudited numbers while annual numbers are audited. b Cash flow numbers are on a year-to-date basis for all periods presented. Other Key Financial Metrics (a)